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Exhibit 10.1

FIRST AMENDMENT TO
AMENDED AND RESTATED CREDIT AGREEMENT

        THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (herein called this "Amendment") is made as of the 20th day of December, 2004 by and among Western Gas Resources, Inc. (the "Borrower"), and Bank of America, N.A., as Agent (the "Administrative Agent"), and the Lenders under the Original Agreement referred to below.

W I T N E S S E T H:

        WHEREAS, the Borrower, the Administrative Agent, and Lenders have entered into that certain Amended and Restated Credit Agreement dated as of June 29, 2004 (as amended, restated, or supplemented to the date hereof, the "Original Agreement"), for the purposes and consideration therein expressed, pursuant to which Lenders made and became obligated to make loans to the Borrower as therein provided;

        WHEREAS, in order to secure the Obligations, including the obligations of the Borrower under the Notes and the Original Agreement, the Borrower caused (i) MIGC, Inc., Delaware corporation ("MIGC"), (ii) MGTC, Inc., a Wyoming corporation ("MGTC"), (iii) Western Gas Resources—Texas, Inc., a Texas corporation, (iv) Mountain Gas Resources, Inc., a Delaware corporation, (v) Western Gas Wyoming, L.L.C., a Wyoming limited liability company, and (vi) Lance Oil & Gas Company, Inc., a Delaware corporation, to execute and deliver to the Administrative Agent for the benefit of Lenders, that certain Continuing Guaranty dated as of June 29, 2004 (the "Guaranty");

        WHEREAS, in order to secure the Obligations, the Borrower executed and delivered that certain Amended and Restated Pledge Agreement dated as of June 29, 2004 in favor of the Administrative Agent for the benefit of Lenders (the "Borrower Pledge Agreement"), pursuant to which the Borrower pledged and granted a security interest to the Administrative Agent, for the benefit of Lenders, in, among other things, pledged shares of common stock of Subsidiaries and LLC Rights; and

        WHEREAS, in order to secure the Obligations, MIGC executed and delivered that certain Amended and Restated Subsidiary Pledge Agreement dated as of June 29, 2004 in favor of the Administrative Agent for the benefit of Lenders (the "Subsidiary Pledge Agreement"), pursuant to which the Borrower pledged and granted a security interest to the Administrative Agent, for the benefit of Lenders, in, among other things, pledged shares of common stock of MGTC; and

        WHEREAS, the Borrower and Lenders desire to amend the Credit Agreement as specified herein;

        NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Original Agreement, in consideration of the loans which may hereafter be made by Lenders to the Borrower, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

ARTICLE I.
Definitions and References

        § 1.1. Defined Terms. Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Original Agreement shall have the same meanings whenever used in this Amendment. As used herein, the term "Credit Agreement" means the Original Agreement as amended by this Amendment.

ARTICLE II.
Amendment

        § 2.1. Increase in Aggregate Commitments. The first sentence of Section 2.13(a) is hereby amended in its entirety to read as follows:

          "Provided there exists no Default, upon notice to the Administrative Agent (which shall promptly notify the Lenders), the Borrower may from time to time, request an increase in the Aggregate Commitments by an amount (for all such requests) not exceeding $200,000,000; provided that each such increase shall be in an amount at least equal to $10,000,000."

ARTICLE III.
Conditions of Effectiveness

        § 3.1. Effective Date. This Amendment shall become effective (the "Effective Date") as of the date first above written when, and only when, the Administrative Agent shall have received all of the following:

          (a)   This Amendment, duly authorized, executed and delivered by the Borrower and Credit Agreement, and in form and substance satisfactory to the Administrative Agent.

          (b)   A certificate of a duly authorized officer of the Borrower to the effect that all of the representations and warranties set forth in Article IV hereof are true and correct at and as of the time of such effectiveness.

          (c)   A certificate of the Secretary of the Borrower dated the date of this Amendment certifying that attached thereto is a true and complete copy of resolutions adopted by the Board of Directors of Borrower authorizing the execution, delivery and performance of this Amendment by the Borrower and certifying the names and true signatures of the officers of the Borrower authorized to sign this Amendment and the other Loan Documents on behalf of the Borrower.

          (d)   Such supporting documents as the Administrative Agent may reasonably request.

          (e)   Payment of all fees and expenses owing to the Administrative Agent and Lenders in connection with this Amendment and payment of fees and disbursements of Thompson & Knight L.L.P. relating to this Amendment and the Original Agreement as provided in the Original Agreement.

ARTICLE IV.
Representations and Warranties

        § 4.1. Representations and Warranties of the Borrower. In order to induce each Lender to enter into this Amendment, the Borrower represents and warrants to each Lender that:

          (a)   The representations and warranties contained in Article V of the Original Agreement are true and correct at and as of the time of the effectiveness hereof (except to the extent that such representations specifically refer to an earlier date, in which cases they are true and correct as of such earlier date, and except that Sections 5.05(a) and (b) shall be deemed to refer to the annual audited consolidated financial statements of the Borrower dated as of December 31, 2003 and the quarterly unaudited consolidated financial statements of the Borrower dated as of September 30, 2004).

          (b)   The Borrower is duly authorized to execute and deliver this Amendment and the Borrower is and will continue to be duly authorized to borrow monies and to perform its obligations under the Original Agreement. The Borrower has duly taken all corporate action necessary to authorize the execution and delivery of this Amendment.

          (c)   The execution and delivery by the Borrower of this Amendment, the performance of its obligations hereunder and the consummation of the transactions contemplated hereby do not and will not conflict with any provision of law, statute, rule or regulation or of the certificate of incorporation and bylaws of the Borrower or of any material agreement, judgment, license, order or permit applicable to or binding upon the Borrower or result in the creation of any lien, charge or encumbrance upon any assets or properties of the Borrower. Except for those which have been obtained, no consent, approval, authorization or order of any court or governmental authority or third party is required in connection with the execution and delivery by the Borrower of this Amendment.

          (d)   When duly executed and delivered, this Amendment and the Original Agreement will be a legal and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, except as limited by bankruptcy, insolvency or similar laws of general application relating to the enforcement of creditors' rights and by equitable principles of general application.

ARTICLE V.
Miscellaneous

        § 5.1. Ratification of Agreements. The Original Agreement as hereby amended is hereby ratified and confirmed in all respects. Any reference to the Credit Agreement in any Loan Document shall be deemed to be a reference to the Original Agreement as hereby amended. The Loan Documents, as they may be amended or affected by this Amendment, are hereby ratified and confirmed in all respects. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Lenders under the Original Agreement, the Notes, or any other Loan Document nor constitute a waiver of any provision of the Original Agreement, the Notes, or any other Loan Document.

        § 5.2. Survival of Agreements. All representations, warranties, covenants and agreements of the Borrower herein shall survive the execution and delivery of this Amendment and the performance hereof, including without limitation the making or granting of the Loans, and shall further survive until all of the Obligations are paid in full. All statements and agreements contained in any certificate or instrument delivered by the Borrower hereunder or under the Original Agreement to any Lender shall be deemed to constitute representations and warranties by, and/or agreements and covenants of, the Borrower under this Amendment and under the Original Agreement.

        § 5.3. Loan Documents. This Amendment is a Loan Document, and all provisions in the Original Agreement pertaining to Loan Documents apply hereto.

        § 5.4. Governing Law. This Amendment shall be governed by and construed in accordance the laws of the State of Texas and any applicable laws of the United States of America in all respects, including construction, validity and performance.

        § 5.5. Counterparts. This Amendment may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment. This Amendment and the Commitment Increase Supplements may be transmitted and/or signed by facsimile. The effectiveness of any such documents and signatures shall, subject to applicable Law, have the same force and effect as manually-signed originals and shall be binding on all Loan Parties, the Administrative Agent and the Lenders.

        THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS OF THE PARTIES.

        IN WITNESS WHEREOF, this Amendment is executed as of the date first above written.

WESTERN GAS RESOURCES, INC.
By:	Name: Title:
BANK OF AMERICA, N.A., as Administrative Agent
By:	Name: Title:
BANK OF AMERICA, N.A., as Lender and L/C Issuer
By:	Name: Title:
BANK OF OKLAHOMA, N.A., a Lender
By:	Name: Title:
BNP PARIBAS, a Lender
By:	Name: Title:
By:	Name: Title:
COMERICA BANK, a Lender
By:	Name: Title:
COMPASS BANK, a Lender
By:	Name: Title:
JPMORGAN CHASE BANK, a Lender
By:	Name: Title:
KEY BANK, a Lender
By:	Name: Title:
THE ROYAL BANK OF SCOTLAND plc, a Lender
By:	Name: Title:
UNION BANK OF CALIFORNIA, N.A., a Lender
By:	Name: Title:
By:	Name: Title:
U.S. BANK NATIONAL ASSOCIATION, a Lender
By:	Name: Title:
WACHOVIA BANK, NATIONAL ASSOCIATION, a Lender
By:	Name: Title:
WELLS FARGO BANK, N.A., a Lender
By:	Name: Title:

CONSENT AND AGREEMENT

        Each of the undersigned hereby (i) consents to the provisions of this Amendment and the transactions contemplated herein, and (ii) ratifies and confirms its Guaranty dated as of June 29, 2004 made by it in favor of the Administrative Agent for the benefit of each Lender, and agrees that its obligations and covenants thereunder are unimpaired hereby and shall remain in full force and effect. In addition, MIGC, Inc. hereby ratifies and confirms the Amended and Restated Subsidiary Pledge Agreement dated as of June 29, 2004 made by it in favor of the Administrative Agent for the benefit of each Lender, and agrees that its obligations and covenants thereunder are unimpaired hereby and shall remain in full force and effect.

MIGC, INC.
By:	Name: Title:
MGTC, INC.
By:	Name: Title:
WESTERN GAS RESOURCES—TEXAS, INC.
By:	Name: Title:
MOUNTAIN GAS RESOURCES, INC.
By:	Name: Title:
WESTERN GAS WYOMING, L.L.C.
By:	Name: Title:
LANCE OIL & GAS COMPANY, INC.
By:	Name: Title:

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FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT